UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 12, 2024

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2024, the Board of Directors (the “Board”) of Intrepid Potash, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended, the “Second Amended Bylaws”), effective immediately. In addition to certain other clarifying and conforming changes, the Second Amended Bylaws include the following changes:

•	amend the advance notice bylaw provision to clarify that the nominating stockholder and beneficial owner have satisfied, in all material respects, the disclosure obligations under applicable U.S. federal and state securities laws in connection with a board nomination;

•	eliminate the requirement to make a stockholder list available for examination at meetings of stockholders;

•	eliminate the requirement that the chairman of the board also be the chief executive officer of the Company;

•	clarify that, except as directed by the Board, any vacant officer positions may be filled by the chief executive officer of the Company;

•	clarify the use of electronic or digital signatures in Company actions; and

•	update references of “President” to “Chief Executive Officer” in various provisions of the Second Amended Bylaws.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Second Amended Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Intrepid Potash, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTREPID POTASH, INC.
(Registrant)

Dated: September 16, 2024	By:	/s/ Christina C. Sheehan
	Name:	Christina C. Sheehan
	Title:	General Counsel and Secretary